Exhibit 10.2(g)

3623924v.3 WEL554/10008SEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of
July 24, 2015

among

ATLAS RESOURCE PARTNERS, L.P.,
as Borrower,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

JPMORGAN CHASE BANK, N.A., and
BANK OF AMERICA, N.A.,
as Co-Documentation Agents

WELLS FARGO SECURITIES, LLC,
DEUTSCHE BANK SECURITIES INC., and
CITIBANK GLOBAL MARKETS, INC.,
as Joint Lead Arrangers and Joint Bookrunners

Seventh Amendment to

Second Amended and Restated Credit Agreement

This Seventh Amendment to Second Amended and Restated Credit Agreement (this “Seventh Amendment”), dated as of July 24, 2015 (the “Seventh Amendment Effective Date”), is among Atlas Resource Partners, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”), each of the Lenders that is a signatory hereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of July 31, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.The parties hereto desire to enter into this Seventh Amendment to (i) amend the Credit Agreement in certain respects as set forth herein and (ii) reaffirm the Borrowing Base at $750,000,000, in each case, and except as set forth below, to be effective as of the Seventh Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Seventh Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby.  Unless otherwise indicated, all section references in this Seventh Amendment refer to the Credit Agreement.

Section 2.Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended in the manner provided in this Section 2 effective (a) except as set forth in the following clause (b), as of the Seventh Amendment Effective Date and (b) with regard to the amendment to the definition of “EBITDA” contained in Section 2.2 hereof, as of January 1, 2015.

2.1Additional Definitions.  Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Seventh Amendment” means that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated as of July 24, 2015, among the

Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2Restated Definitions.  The definitions of “EBITDA” and “Loan Documents” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“EBITDA” means, for any period, an amount determined for the Borrower and the Restricted Subsidiaries determined on a consolidated basis in accordance with Section 1.05 equal to (a) the sum of  (i) Consolidated Net Income for such period, plus, (ii) without duplication and to the extent deducted from Consolidated Net Income in such period, (A) interest, income taxes, depreciation, depletion, amortization, goodwill and other impairment, non-cash compensation on long-term incentive plans, non-cash losses including non-cash losses resulting from mark to market accounting of Swap Agreements, (B) reasonable and customary fees and expenses incurred or paid in connection with the consummation of the Transactions, the EP Acquisition and other acquisition transactions not prohibited by the terms of this Agreement or the other Loan Documents, (C) any net loss from disposed or discontinued operations, and (D) Restricted Payments made in respect of preferred Equity Interests of the Borrower permitted under Section 9.04 during such period, plus (iii) to the extent not included in Consolidated Net Income during such period, any settlement payment in connection with  Swap Agreements received in cash by the Borrower or any Restricted Subsidiary during such period minus (b) the sum of (i) to the extent included in Consolidated Net Income, non-cash gains including non-cash gains resulting from mark to market accounting of Swap Agreements, plus (ii) to the extent not deducted in Consolidated Net Income during such period, any settlement payment in connection with Swap Agreements paid in cash by the Borrower or any Restricted Subsidiary during such period; provided that the Partnership Oil and Gas Margin for any period shall not exceed 15% of the Consolidated Gross Margin for such period (and, if applicable, EBITDA shall be reduced by deducting any portions of Consolidated Net Income that are attributable to Partnership Oil and Gas Margin in excess of such percentage).

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Intercreditor Agreement, the Second Lien Intercreditor Agreement, and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

Section 3.Borrowing Base Reaffirmation.   The Borrowing Base is hereby reaffirmed, effective as of the Seventh Amendment Effective Date, at $750,000,000, and shall remain at $750,000,000 until the next Scheduled Redetermination, Interim Redetermination or other redetermination or adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement as amended hereby.  The Loan Parties, the Administrative Agent and the Lenders agree that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled for on or about July 1, 2015 and shall not be considered or deemed to be an Interim Redetermination for purposes of Section 2.07 of the Credit Agreement.

Section 4.Conditions Precedent.  The effectiveness of the amendments contained in Section 2 hereof and the reaffirmation of the Borrowing Base set forth in Section 3 hereof is subject to the following:

4.1The Administrative Agent shall have received duly executed counterparts of this Seventh Amendment from the Loan Parties and the Super Majority Lenders.

4.2The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Seventh Amendment Effective Date.

4.3The conditions set forth in Section 6.02(a)(i) and (ii) of the Credit Agreement shall be satisfied.

Section 5.Miscellaneous.

5.1Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this Seventh Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Seventh Amendment, and this Seventh Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2Ratification and Affirmation of Loan Parties.  Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Seventh Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct in all material respects when made), (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Seventh Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Seventh Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that immediately before and after giving effect to this Seventh Amendment, no Default, Event of Default or Borrowing Base Deficiency exists.

5.3Counterparts.  This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Seventh Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4No Oral Agreement.  This written Seventh Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

5.5Governing Law.  This Seventh Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.6Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Seventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7Severability.  Any provision of this Seventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8Successors and Assigns.  This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.9FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the Seventh Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature pages follow]

The parties hereto have caused this Seventh Amendment to be duly executed as of the day and year first above written.

BORROWER:	ATLAS RESOURCE PARTNERS, L.P.
By:	Atlas Energy Group, LLC, its general partner

By:/s/ Sean McGrath

Name:  Sean McGrath

Title:  Chief Financial Officer

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC, a Delaware limited liability company

ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company
ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company
ATLAS ENERGY OHIO, LLC, an Ohio limited liability company
ATLAS ENERGY TENNESSEE, LLC, a Pennsylvania limited liability company
ATLAS NOBLE, LLC, a Delaware limited liability company
ATLAS RESOURCES, LLC, a Pennsylvania limited liability company
REI-NY, LLC, a Delaware limited liability company
RESOURCE ENERGY, LLC, a Delaware limited liability company
RESOURCE WELL SERVICES, LLC, a Delaware limited liability company
VIKING RESOURCES, LLC, a Pennsylvania limited liability company
ARP BARNETT, LLC, a Delaware limited liability company
ARP OKLAHOMA, LLC, an Oklahoma limited liability company
ARP BARNETT PIPELINE, LLC, a Delaware limited liability company
ATLAS BARNETT, LLC, a Texas limited liability company
ARP PRODUCTION COMPANY, LLC, a Delaware limited liability company
ARP MOUNTAINEER PRODUCTION, LLC, a Delaware limited liability company

ARP RANGELY PRODUCTION, LLC, a Delaware limited liability company

ARP EAGLE FORD, LLC, a Texas limited liability company
ATLS PRODUCTION COMPANY, LLC, a Delaware limited liability company

By:/s/ Sean McGrath

Sean McGrath

Chief Financial Officer

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, as Administrative Agent and an Issuing Bank

By:/s/ Matthew W. Coleman

Matthew W. Coleman

Director

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

CITIBANK, N.A., as a Lender and an Issuing Bank

By: /s/ Phil Ballard

Name: Phil Ballard

Title: Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

JPMORGAN CHASE BANK, N.A.,

as a Lender and an Issuing Bank

By: /s/ Linda Papadakis

Name: Linda Papadakis

Title: Authorized Officer

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

BANK OF AMERICA, N.A., as a Lender

By: /s/ Kenneth Phelan

Name: Kenneth Phelan

Title: Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

NATIXIS, as a Lender

By:  /s/ Stuart Murray

Name:  Stuart Murray

Title: Managing Director

By: /s/ Andrew Keene

Name: Andrew Keene

Title:  Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

SANTANDER BANK, N.A., formerly known as Sovereign Bank, N.A., as a Lender

By: /s/ Aidan Lanigan

Name: Aidan Lanigan

Title:  Senior Vice President

By: /s/ Puiki Lok

Name:  Puiki Lok

Title:  Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Nancy Mak

Name: Nancy Mak

Title: Senior Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:  /s/ Benjamin Souh

Name: Benjamin Souh

Title: Vice President

By: /s/ Keith C. Braun

Name: Keith C. Braun

Title: Managing Director

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

COMERICA BANK, as a Lender

By: /s/ John S. Lesikar

Name: John S. Lesikar

Title: Senior Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By: /s/ Darrell Holley

Name: Darrell Holley

Title: Managing Director

By:  /s/Elizabeth Johnson

Name: Elizabeth Johnson

Title:  Director

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

SUNTRUST BANK, as a Lender

By: /s/ Shannon Juhan

Name: Shannon Juhan

Title: Director

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

ROYAL BANK OF CANADA, as a Lender

By: /s/ Evans Swann, Jr.

Name: Evans Swann, Jr.

Title: Authorized Signatory

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

COMPASS BANK, as a Lender

By:  /s/  Umar Hassan

Name: Umar Hassan

Title: Senior Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

CADENCE BANK, N.A., as a Lender

By: /s/ Steven Taylor

Name: Steven Taylor

Title: Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By: /s/ Daria Mahoney

Name: Daria Mahoney

Title: Authorized Signatory

By: /s/  William M. Reid

Name: William M. Reid

Title: Authorized Signatory

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

ING CAPITAL LLC, as a Lender

By:  /s/ Scott Lamoreaux ___________

Name:  Scott Lamoreaux

Title:  Director

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Stephen Hoffman_______

Name: Stephen Hoffman

Title: Managing Director

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Ryan K. Michael___________

Name: Ryan K. Michael

Title: Senior Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Alan Dawson___________

Name:  Alan Dawson

Title: Director

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

WHITNEY BANK, as a Lender

By: /s/ Liana Tehernysheva

Name: Liana Tehernysheva

Title: Senior Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/  Jonathan Luchansky

Name: Jonathan Luchansky

Title:  Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.

ONEWEST BANK N.A., as a Lender

By: /s/ Whitney Randolph

Name: Whitney Randolph

Title: Senior Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

Atlas Resource Partners, L.P.